SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

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                                     FORM 8-K

                                  CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 4,2006


                           FLORIDA ROCK INDUSTRIES, INC.
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         (Exact name of registrant as specified in its charter)

FLORIDA                  1-7159             59-0573002
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(State or other          (Commission        (I.R.S. Employer
jurisdiction             File Number)       Identification No.)
of incorporation)

155 East 21st Street                        32206
Jacksonville, Florida
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 (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:  (904) 355-1781
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  (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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[  ] Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                       CURRENT REPORT ON FORM 8-K

                      FLORIDA ROCK INDUSTRIES, INC.

                            October 4, 2006


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On October 4, 2006, the Company entered into a Joint Venture Agreement with a subsidiary of Patriot Transportation Holding, Inc. (FRP). The Joint Venture Agreement establishes a real estate joint venture to develop approximately 4,300 acres of land near Brooksville, Florida. Under the terms of the joint venture, FRP will contribute its fee interest in approximately 3,500 acres that it currently leases to the Company under a long-term mining lease. The Company will continue to mine the property and pay royalties to FRP for as long as mining does not interfere with the development of the property.

     FRP also will reimburse the Company for one-half of the acquisition costs (approximately $3 million) of a 288 acre contiguous parcel recently acquired by the Company from a third party. The 288 acre parcel will be contributed to the Joint Venture.

     The Company will contribute 553 acres that it owns as well as its leasehold interest in the approximately 3,500 acres that it leases from FRP. The joint venture will be jointly controlled by the Company and FRP, and they will each have a mandatory obligation to fund additional capital contributions of up to $2 million. Distributions will also be made on a 50-50 basis.

     The property does not yet have the necessary entitlements for real estate development. Approval to develop real property in Florida entails an extensive entitlements process involving multiple and overlapping regulatory jurisdictions and the outcome is inherently uncertain. The Company currently expects that the entitlement process may take several years to complete.

     In connection with the Joint Venture, the Company and FRP also amended and extended certain lease agreements between FRP and the Company on FRI's corporate headquarters in Jacksonville, Florida, and the Grandin, Astatula and Marion Sand mining properties, also in Florida. These lease amendments are not material to the Company.


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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FLORIDA ROCK INDUSTRIES, INC.


Date:  October 10, 2006            By:  /s/ John D. Milton, Jr.
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                                   John D. Milton, Jr.
                                   Executive Vice President,
					Treasurer
                                   and Chief Financial Officer



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